                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 13, 2006

                            NUVEEN INVESTMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)

               Delaware                                 1-11123                                            36-3817266
    (State or Other Jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification No.)
            Incorporation)


333 West Wacker Drive, Chicago, Illinois                                   60606
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (312) 917-7700

                                 Not Applicable
       -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 2.02.  Results of Operations and Financial Condition.


     The following information is being furnished under Items 2.02 and 7.01 of Form 8-K: On January 18, 2006, Nuveen Investments, Inc. (the "Company") issued a press release announcing the Company's Fourth Quarter 2006 earnings. The text of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

     The information in Items 2.02 and 7.01 of this Report, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Items 2.02 and 7.01 of this Report, including the information contained in Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.



     (d) On January 13, 2006, the Board of Directors of the Company appointed Connie K. Duckworth to its Board of Directors. Ms. Duckworth's term of office will expire at the 2006 annual meeting of stockholders. There is no arrangement or understanding between Ms. Duckworth and any other persons pursuant to which she was appointed as a director. On January 17, 2006, the Company issued a press release announcing this appointment. The press release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.



Item 7.01.  Regulation FD Disclosure

     See Item 2.02 - "Results of Operations and Financial Condition" above.



Item 9.01.  Financial Statements and Exhibits.


(c)  Exhibits

     99.1 Press release of Nuveen Investments, Inc. issued January 18, 2006 (furnished herewith)

     99.2 Press release of Nuveen Investments, Inc. issued January 17, 2006 (filed herewith)

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      NUVEEN INVESTMENTS, INC.


                                                      By:  /s/ Alan G. Berkshire
                                                      --------------------------
                                                           Alan G. Berkshire
                                                           Senior Vice President


Dated:  January 18, 2006

                                  EXHIBIT INDEX


Exhibit No.                              Description

   99.1 Press release of Nuveen Investments, Inc. issued January 18, 2006 (furnished herewith)

   99.2 Press release of Nuveen Investments, Inc. issued January 17, 2006 (filed herewith)